                      MERRILL LYNCH LIFE INSURANCE COMPANY
      MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A ("ACCOUNT A") MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B ("ACCOUNT B")

                         SUPPLEMENT DATED JULY 1, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002
                                      FOR
                         MERRILL LYNCH RETIREMENT PLUS

     This supplement describes the addition of five new subaccounts to Account A under the Retirement Plus variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company. If you have any questions about these new subaccounts, please contact your Financial Advisor, or call or write the Service Center at (800) 535-5549, P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Contract prospectus for your reference.

     As of July 1, 2002, the following five new subaccounts are available for the allocation of premiums and contract value. The following underlying portfolios correspond to these new subaccounts:

     - The Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, and Roszel/JP Morgan Small Cap Growth Portfolio of the MLIG Variable Insurance Trust (the "MLIG Trust"); and

     - The PIMCO Total Return Portfolio of the PIMCO Variable Insurance Trust (the "PIMCO Trust").

     The following sections set forth the investment objectives and strategies for each of these portfolios ("Funds") and current fees and expenses.

                        ADVISORY FEES AND FUND EXPENSES

     The Funds pay monthly advisory fees and other expenses. The following table helps you understand the costs and expenses you will bear, directly or indirectly. The table shows Fund expenses for the year ended December 31, 2001, as a percentage of each Fund's average net assets. (Expenses for the MLIG Trust are estimated for the current fiscal year.)

                                   PIMCO
                                 Variable
                              Insurance Trust
                              (Administrative
                               Class Shares)             MLIG VARIABLE INSURANCE TRUST(a)(b)
                              ---------------   ------------------------------------------------------
                                   PIMCO                                                     JP Morgan
                                   TOTAL         Lord Abbett    Seligman Mid   PIMCO Small   Small Cap
ANNUAL EXPENSES                  RETURN(c)      Mid Cap Value    Cap Growth     Cap Value     Growth
---------------               ---------------   -------------   ------------   -----------   ---------
Investment Advisory Fees....        .25%             .85%            .85%          .85%         .95%
Other Expenses..............        .41%             .97%            .97%          .97%         .97%
                                    ---             ----            ----          ----         ----
Total Annual Operating
  Expenses..................        .66%            1.82%           1.82%         1.82%        1.92%
Expense Reimbursements......        .01%             .67%            .67%          .67%         .67%
                                    ---             ----            ----          ----         ----
Net Expenses................        .65%            1.15%           1.15%         1.15%        1.25%

EXAMPLES OF CHARGES

     If the Contract is surrendered at the end of the applicable time period:

     The following cumulative expenses would be paid on each $1,000 invested, assuming 5% annual return on assets and election of the Estate Enhancer benefit:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
SUBACCOUNT INVESTING IN:
PIMCO Total Return Portfolio................................   $88      $122      $154       $266
Roszel/Lord Abbett Mid Cap Value Portfolio..................   $93      $136      $180       $316
Roszel/Seligman Mid Cap Growth Portfolio....................   $93      $136      $180       $316
Roszel/PIMCO Small Cap Value Portfolio......................   $93      $136      $180       $316
Roszel/JP Morgan Small Cap Growth Portfolio.................   $94      $139      $185       $326

     If the Contract is annuitized, or not surrendered, at the end of the applicable time period:

     The following cumulative expenses would be paid on each $1,000 invested, assuming 5% annual return on assets and election of the Estate Enhancer benefit:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
SUBACCOUNT INVESTING IN:
PIMCO Total Return Portfolio................................   $24       $73      $124       $266
Roszel/Lord Abbett Mid Cap Value Portfolio..................   $29       $88      $150       $316
Roszel/Seligman Mid Cap Growth Portfolio....................   $29       $88      $150       $316
Roszel/PIMCO Small Cap Value Portfolio......................   $29       $88      $150       $316
Roszel/JP Morgan Small Cap Growth Portfolio.................   $30       $91      $155       $326

     The preceding Fee Table and Examples help you understand the costs and expenses you will bear, directly or indirectly. The Fee Table and Examples include expenses and charges of the Separate Account as well as the Funds. The Examples assume that current waivers and reimbursements of Fund expenses will remain in effect for the periods shown. These waivers and reimbursements, however, may be terminated at any time, unless otherwise stated. The Examples also reflect the $40 contract maintenance charge as 0.0277% of average assets. The Examples assume that the Estate Enhancer benefit is elected and reflect the annual charge of 0.25% of the average contract value as of the end of the four prior contract quarters. Premium taxes may also be applicable, but are not reflected in the Examples.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY FUND. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR THE PURPOSE OF THE EXAMPLES.

NOTES TO FEE TABLE

     (a) Expenses for these Funds are estimated.

     (b) Roszel Advisors, LLC and MLIG Variable Insurance Trust have entered into an expense limitation agreement whereby Roszel Advisors has agreed to reimburse each Fund to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business) exceed the following limits:
         1.15% for Roszel/Lord Abbett Mid Cap Value Portfolio; 1.15% for Roszel/ Seligman Mid Cap Growth Portfolio; 1.15% for Roszel/PIMCO Small Cap Value Portfolio; and 1.25% for Roszel/JP Morgan Small Cap Growth Portfolio. Any such reimbursement is subject to potential recoupment by Roszel Advisors within three years.

     (c) Pacific Investment Management Company LLC ("PIMCO") has agreed to reduce total annual operating expenses to the extent that they would exceed 0.65% of average daily net assets, due to organizational expenses and the payment by the Fund of its pro rata portion of the PIMCO Trust's Trustees' fees. Any such waiver is subject to potential future reimbursement within three years from the date the fee was waived.

                      INVESTMENT OBJECTIVES AND STRATEGIES

     Below we list the investment objectives and strategies for the new Funds. There is no guarantee that any Fund will be able to meet its investment objective.

PIMCO TRUST

     PIMCO Trust is registered with the Securities and Exchange Commission as an open-end management investment company. Pacific Investment Management Company ("PIMCO"), located at 840 Newport Center Drive, Suite 300 Newport Beach, California 92660, serves as the investment adviser to the Total Return Portfolio. PIMCO is a wholly owned subsidiary partnership of PIMCO Advisors, L.P. As the investment adviser, PIMCO is paid fees by the Fund for its services.

     As of July 1, 2002, Administrative Class shares of one of its portfolios are available through Account A. The investment objective and certain investment policies of this Fund are described below.

     TOTAL RETURN PORTFOLIO. This Fund seeks to maximize total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration normally varies within a three-to six-year time frame based on PIMCO's forecast for interest rates.

MLIG TRUST

     The MLIG Trust is registered with the Securities and Exchange Commission as an open-end management investment company. Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of MLIG Trust and each of its portfolios. As investment manager, Roszel Advisors is responsible for overall management of the MLIG Trust and for retaining subadvisers to manage the assets of each portfolio according to its investment objective and strategies. The subadviser for each portfolio is listed below.

     Roszel Advisors and each subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. Roszel Advisors is an indirect subsidiary of Merrill Lynch & Co., Inc. Roszel Advisors' principal business address is 7 Roszel Road, Princeton, New Jersey 08540. As the investment manager, it is paid fees by the Funds for its services. Roszel Advisors pays all subadvisory fees, not the Fund.

     As of July 1, 2002, shares of five of the portfolios of the MLIG Trust are available through Account A. The investment objectives and certain investment policies of these Funds are described below.

     Roszel/Lord Abbett Mid Cap Value Portfolio seeks long-term capital appreciation. The Fund pursues its investment objective by investing primarily in mid capitalization equity securities (generally, those with capitalizations between $500 million and $10 billion) that the adviser believes are undervalued by the market. The adviser emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. The subadviser for the Fund is Lord, Abbett & Co.

     Roszel/Seligman Mid Cap Growth Portfolio seeks long-term capital appreciation. The Fund pursues its investment objective by investing primarily in mid capitalization equity securities of companies that the adviser believes have a potential for high earnings growth rates. The adviser's approach is to screen companies using both quantitative and qualitative analysis. The adviser first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The Fund may, from time to time, invest in a variety of income-bearing securities. The subadviser for the Fund is J. & W. Seligman & Co. Incorporated.

     Roszel/PIMCO Small Cap Value Portfolio seeks long-term capital appreciation. The Fund pursues its investment objective by investing primarily in small capitalization equity securities that the adviser believes are undervalued by the market. The adviser screens small capitalization stocks to identify around 500 that it believes are undervalued. The screening is done using traditional quantitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an "absolute" basis (compared to the overall market). The adviser then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst's earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The adviser generally tries to maintain about 100 stocks in equal amounts in the Fund without having more than 10% of total assets in securities of issuers in a single industry. The subadvisers for the Fund are PIMCO Advisory Services Holdings LLC and NFJ Investment Group L.P.

     Roszel/JP Morgan Small Cap Growth Portfolio seeks long-term capital appreciation. The Fund pursues its investment objective by investing primarily in small capitalization equity securities that the adviser believes have a potential for high earnings growth rates. The Fund generally holds securities with market capitalizations within the capitalization range of its performance benchmark, the S&P 600 Barra Growth Index. The adviser focuses on small capitalization securities of issuers with strong earnings prospects that are increasing their market share. The adviser emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics. Qualitative factors that the adviser looks for include dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage. The Fund is more broadly diversified than many of its peers and maintains investments in all sectors of its performance benchmark. The subadviser for the Fund is J.P. Morgan Fleming Asset Management (USA) Inc.